UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 20, 2026
Gates Industrial Corporation Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-38366	98-1950337

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Gates Industrial Corporation plc
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Background Information

Consummation of the Redomiciliation

Gates Industrial Corporation plc (“Old Gates” and together with its subsidiaries, the “Gates Group”) previously announced a plan to change the jurisdiction of incorporation of the parent holding company of the Gates Group from England and Wales to Bermuda through the introduction of a new holding company that will become the holding company of the Gates Group (the “Redomiciliation”). On July 16, 2026, as part of the Redomiciliation, Gates Industrial Corporation Ltd., a Bermuda exempted company limited by shares (“New Gates”), and Old Gates received approval from the High Court of Justice of England and Wales (the “Court”) of a statutory scheme of arrangement under English law (the “Scheme”), which was previously approved by Old Gates’s shareholders. In order to effect the Redomiciliation, as set out below, holders of ordinary shares of US$0.01 nominal value each in Old Gates (collectively, the “Old Gates Shares”) received common shares, par value US$0.01 per share, in New Gates (collectively, the “New Gates Shares”) in exchange for their Old Gates Shares on a one-for-one basis, with each holder of Old Gates Shares receiving the equivalent number of New Gates Shares (and Old Gates becoming a wholly-owned subsidiary of New Gates).

On July 20, 2026 (the “Effective Date”), Old Gates delivered a copy of the order of the Court approving the Scheme to the Registrar of Companies in England and Wales and the Scheme became effective and binding on all Old Gates shareholders as of the record time of the Scheme (5:00 p.m. Eastern Time on July 17, 2026 (the “Scheme Record Time”)), and Old Gates became a wholly-owned subsidiary of New Gates, thereby consummating the Redomiciliation. The amended and restated bye-laws of New Gates (the “New Gates Bye-laws”), in the form attached to the Definitive Proxy Statement of Old Gates filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2026 in connection with the Redomiciliation, have been adopted, and Old Gates’s Articles of Association were amended on June 25, 2026 to account for the transactions contemplated by the Scheme and on July 20, 2026 to reflect its re-registration as a private limited company.

The Old Gates Shares were previously listed on the New York Stock Exchange (the “NYSE”). In connection with the Old Gates Shares being cancelled and the holders thereof receiving New Gates Shares pursuant to the Scheme, the NYSE removed the Old Gates Shares from listing on the NYSE at the close of trading on July 17, 2026. The listing of the New Gates Shares on the NYSE will become effective on and as of July 20, 2026, and the New Gates Shares will begin trading on the NYSE as of market open on July 20, 2026 under the symbol “GTES”, the same symbol under which the Old Gates Shares traded prior to the Effective Date.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the “Background Information—Consummation of the Redomiciliation” section of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth in the “Background Information—Consummation of the Redomiciliation” section of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the Redomiciliation, New Gates issued 253,151,170 New Gates Shares to holders of Old Gates Shares immediately prior to the Scheme Record Time. The terms and conditions of the issuance were sanctioned by the Court after a hearing upon the fairness thereof at which all shareholders of Old Gates had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereof.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers of New Gates

Effective July 8, 2026 and in connection with the Redomiciliation, the executive officers of Old Gates, who are listed below, became the executive officers of New Gates with the same titles as such executive officers held with Old Gates.

Name	Position
Ivo Jurek	Chief Executive Officer
Matthew R. A. Heiman	Executive Vice President, Chief Legal Officer and Corporate Secretary
L. Brooks Mallard	Executive Vice President, Chief Financial Officer
Thomas G. Pitstick	Senior Vice President and President Americas

Other than for Mr. Heiman, who joined Old Gates in May 2026 and has served as Old Gates’s Executive Vice President, Chief Legal Officer and Corporate Secretary since June 2026, biographical and other information (including compensation arrangements) concerning the executive officers of New Gates is included in the Definitive Proxy Statement of Old Gates filed with the SEC on April 20, 2026 (the “AGM Proxy”) and is incorporated herein by reference.

Additionally, effective July 8, 2026, John S. Patouhas, Senior Vice President, Chief Accounting Officer, serves as New Gates’s Principal Accounting Officer. Mr. Patouhas, age 59, has served as Old Gates’s Senior Vice President and Chief Accounting Officer since June 2024 and prior to joining Old Gates served as Vice President and Chief Accounting Officer of Tenneco, a designer, manufacturer and marketer of automotive products for original equipment and aftermarket customers from January 2015 to June 2024. From 2015 to 2018, Mr. Patouhas served as Vice President and Chief Accounting Officer at Federal-Mogul Holdings Corporation and Federal-Mogul Motorparts, which Tenneco acquired in 2018. Before joining Tenneco and Federal-Mogul, Mr. Patouhas served in various corporate controller and finance roles of increasing responsibility at Altair Engineering, HHI Group Holdings, TRW Automotive, Hayes Lemmerz International, Collins & Aikman, MCN Energy, and CMS Energy from 1995 to 2015, and as an auditor at Deloitte & Touche from 1991 to 1995. Mr. Patouhas holds an MBA in Finance and a BBA in Accounting, both from Wayne State University. Mr. Patouhas is a CPA and CGMA.

There are no arrangements or understandings with any person pursuant to which the directors or the executive officers of New Gates or Mr. Patouhas were appointed to New Gates. There are no family relationships amongst any of the directors of New Gates, any of the executive officers of New Gates or Mr. Patouhas.

Additionally, the board of directors of New Gates (the “New Gates Board”) and the committees thereof are listed below and consist of the same individuals that made up the Old Gates board of directors and committees thereof.

	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee
Neil P. Simpkins	Chair		Chair	✓
Ivo Jurek	✓
Joseph S. Cantie	✓	✓
Fredrik Eliasson	✓	Chair	✓
James W. Ireland, III	✓	✓	✓
Stephanie K. Mains	✓	✓		✓
Wilson S. Neely	✓		✓	Chair
Molly P. Zhang	✓	✓

Each director will hold office until the earlier of (1) New Gates’s next annual general meeting, (2) when such director’s successor is elected or appointed and (3) such director’s office is otherwise vacated in accordance with the New Gates Bye-laws. Biographical and other information concerning each of these individuals (including compensation information) is included in the AGM Proxy and is incorporated herein by reference.

In connection with the Redomiciliation, New Gates will enter into indemnification agreements with each of its directors and certain officers under which New Gates will indemnify such director or officer for all expenses, liabilities, losses, judgments, penalties, fines and amounts paid in settlement in respect of any events or occurrences arising out of or in connection with such director’s or officer’s status as a director or officer or by reason of anything done or not done by such director or officer in such capacity. A copy of the form of indemnification agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of such indemnification agreements is qualified in its entirety by reference to the full text thereof set forth in Exhibit 10.1.

Incentive Plans

In connection with the Redomiciliation, on the Effective Date, New Gates will (1) adopt and assume the 2014 Gates Industrial Corporation plc Stock Incentive Plan of Old Gates (the “2014 Equity Incentive Plan”), (2) adopt and assume the Gates Industrial Corporation plc 2018 Omnibus Incentive Plan of Old Gates (the “2018 Equity Incentive Plan” and, together with the 2014 Equity Incentive Plan, the “Old Gates Equity Incentive Plans”) through an amendment and restatement of the 2018 Equity

Incentive Plan (the “2018 A&R Incentive Plan”) and (3) adopt and assume all outstanding equity awards issued under the Old Gates Equity Incentive Plans. All outstanding equity awards granted under the Old Gates Equity Incentive Plans have been converted on a one-for-one basis to become equity awards with respect to New Gates Shares, and all award agreements were deemed amended to reflect this conversion. All other material terms and conditions of the outstanding awards remain the same.

Additionally, Gates Corporation, an indirect wholly-owned subsidiary of New Gates, has adopted the Gates Corporation Executive Severance Plan (the “New Gates Severance Plan”) and the Gates Corporation Executive Change in Control Plan (the “New Gates CIC Plan”) to replace the Gates Industrial Corporation plc Executive Severance Plan and the Gates Industrial Corporation plc Executive Change in Control Plan, respectively, in each case to give effect to the Scheme.

Copies of the 2014 Equity Incentive Plan, the 2018 A&R Incentive Plan, the New Gates Severance Plan and the New Gates CIC Plan are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, New Gates filed a Memorandum of Association with the Registrar of Companies in Bermuda (the “Registrar”) pursuant to the Companies Act 1981 of Bermuda, as amended, and obtained from the Registrar a Certificate of Deposit of Memorandum of Increase of Share Capital, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference. Additionally, in connection with the Redomiciliation, New Gates adopted the New Gates Bye-laws, a copy of which is attached hereto as Exhibit 3.3 and incorporated herein by reference. The summary of the material terms of the New Gates Bye-laws set forth under “Description of the Share Capital of New Gates” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the New Gates Bye-laws.

Item 8.01    Other Events.

Successor Issuer

Prior to the Redomiciliation, the Old Gates Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NYSE under the symbol “GTES”. On July 20, 2026, the NYSE is expected to file with the SEC a Form 25 to remove the Old Gates Shares from listing on the NYSE. After the Form 25 becomes effective, Old Gates will file a Form 15 with the SEC to terminate the registration, and suspend the reporting obligations, of Old Gates with respect to the Old Gates Shares under Sections 13 and 15(d) of the Exchange Act.

Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, New Gates is the successor issuer to Old Gates and the New Gates Shares are deemed to be registered under Section 12(b) of the Exchange Act. The New Gates Shares were approved for listing on the NYSE and will begin trading on July 20, 2026 under the symbol “GTES”, the same symbol under which the Old Gates Shares previously traded. New Gates hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of the Share Capital of New Gates

The description of New Gates’s securities registered pursuant to Section 12 of the Exchange Act provided in Exhibit 4.1, which is incorporated by reference herein, modifies and supersedes any prior description of Old Gates’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of New Gates’s filings with the SEC pursuant to the Securities Act, the Exchange Act and the rules and forms promulgated thereunder.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Memorandum of Association of New Gates
3.2	Certificate of Deposit of Memorandum of Increase of Share Capital
3.3	Amended and Restated Bye-laws of New Gates
4.1	Description of Registrant’s Securities
10.1	Form of Indemnification Agreement
10.2	2014 Gates Industrial Corporation plc Stock Incentive Plan (incorporated by reference to Exhibit 10.15 to Gates Industrial Corporation plc’s Annual Report on Form 10-K filed on February 14, 2019)
10.3	Amended and Restated 2018 Omnibus Incentive Plan
10.4	Gates Corporation Executive Severance Plan

10.5	Gates Corporation Executive Change in Control Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION LTD.
By:	/s/ L. Brooks Mallard
	Name:	L. Brooks Mallard
	Title:	Chief Financial Officer
Date: July 20, 2026